                                                                    Exhibit 99.2

                       CABOT INDUSTRIAL PROPERTIES, L.P.
                      SUMMARY UNAUDITED QUARTERLY RESULTS
                     (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                                                              Period from
                                                                                            February 4, 1998
                                                                       Quarter Ended       (Inception) through
                                                                       March 31, 1999        March 31, 1998
                                                                       ---------------     -------------------
                Rental Revenues                                          $  34,138               $  14,733

                Weighted average units outstanding:
                        Basic                                               43,522                  43,420
                        Diluted                                             43,523                  43,618

                Net income per unit:
                        Basic                                            $    0.28               $   0.19
                        Diluted                                          $    0.28               $   0.19

                Funds from operations                                    $  21,300               $ 11,300

                Funds from operations per unit
                        Basic                                            $    0.49               $   0.26
                        Diluted                                          $    0.49               $   0.26
                Occupancy Rates                                        March 31, 1999
                                                                       ---------------
                        Bulk Distribution Properties                          97.5 %
                        Multitenant Distribution Properties                   96.7 %
                        Workspace Properties                                  97.5 %
                                                                           --------
                        Weighted average total                                97.3 %


                       CABOT INDUSTRIAL PROPERTIES, L.P.
                          CONSOLIDATED BALANCE SHEET
                                (IN THOUSANDS)

                                                                                 March 31, 1999     December 31, 1998
                                                                                 ----------------   ------------------
                                                                                   (unaudited)
         ASSETS
         Rental Properties                                                        $  1,150,535         $  1,072,675
             Less:  Accumulated Depreciation                                           (22,912)             (17,290)
         Properties Under Development                                                   32,830               23,108
                                                                                    -----------          -----------
             Net Real Estate Investments                                          $  1,160,453         $  1,078,493

         Cash and Cash Equivalents                                                $     34,558         $      2,301
         Rents and Other Receivables, net of reserve for uncollectible accounts
          of $436 and $312 at March 31, 1999 and December 31, 1998, respectively         2,995                2,872
         Deferred Rent Receivable                                                        3,281                2,638
         Deferred Lease Acquisition Costs, net                                          17,921               17,362
         Deferred Financing Costs, net                                                   1,910                1,255
         Other Assets                                                                    3,971                5,649
                                                                                  -------------        -------------
         TOTAL ASSETS                                                             $  1,225,089         $  1,110,570
                                                                                  =============        =============
         LIABILITIES AND PARTNERS' EQUITY
         LIABILITIES
             Mortgage Debt                                                        $    149,784         $     48,206
             Line of Credit Borrowings                                                 211,000              200,000
             Accounts Payable and Accrued Real Estate Taxes                              8,808                7,820
             Tenant Security Deposits and Prepaid Rent                                   5,429                4,956
             Distributions Payable                                                      14,835               14,134
             Other Liabilities                                                          18,014               18,156
                                                                                    -----------          -----------
                    Total Liabilities                                             $    407,870         $    293,272

         PARTNERS' EQUITY
             General Partner                                                      $    758,870         $    348,987
             Limited Partners                                                           58,349              468,311
                                                                                  -------------        -------------
                     Total Partners' Equity                                       $    817,219         $    817,298
                                                                                  -------------        -------------

         TOTAL LIABILITIES AND PARTNERS' EQUITY                                   $   1,225,089        $  1,110,570
                                                                                  =============        =============

                       CABOT INDUSTRIAL PROPERTIES, L.P.
                     CONSOLIDATED STATEMENT OF OPERATIONS
                (UNAUDITED, IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                                                          Period from
                                                                                        February 4, 1998
                                                                Quarter Ended          (Inception) through
                                                               March 31, 1999            March 31, 1998
                                                               ----------------        -------------------
                 REVENUES
                    Rental Income                                $  29,221                  $  12,842
                    Tenant Reimbursements                            4,917                      1,891
                    Interest and Other Income                          202                        474
                                                               ----------------        -------------------
                         Total Revenues                          $  34,340                  $   1,207

                 EXPENSES
                    Property Operating                           $   2,680                  $   1,042
                    Property Taxes                                   3,845                      1,642
                    General and Administrative                       2,185                      1,068
                    Interest                                         4,315                        155
                    Depreciation and Amortization                    6,810                      3,174
                    Settlement of Treasury Lock                      2,492                          -
                                                               ----------------        -------------------
                          Total Expenses                         $  22,327                 $    7,081

                 Net Income                                      $  12,013                 $    8,126
                                                               ================        ===================

                 Weighted Average Units Outstanding:
                           Basic                                    43,522                     43,420
                           Diluted                                  43,523                     43,618

                 Net Income per Unit:
                           Basic                                 $    0.28                 $     0.19
                           Diluted                               $    0.28                 $     0.19
                                                               ================        ===================

                       CABOT INDUSTRIAL PROPERTIES, L.P.
                             FUNDS FROM OPERATIONS
                (UNAUDITED, IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                                                                Period from
                                                                                             February 4, 1998
                                                                          Quarter Ended     (Inception) through
                                                                          March 31, 1999       March 31, 1998
                                                                         ---------------     ------------------
               Net Income                                                  $  12,013             $   8,126
                  Add:
                        Real Estate Related Depreciation and Amortization      6,795                 3,174
                        Settlement of Treasury Lock                            2,494                     -
                                                                           ----------            ----------
               Funds from Operations                                       $  21,300             $  11,300
                                                                           ==========            ==========

               Weighted Average Units Outstanding
                        Basic                                                 43,522               43,420
                        Diluted                                               43,523               43,618

               Funds from Operations per Unit
                        Basic                                             $    0.49             $    0.26
                        Diluted                                           $    0.49             $    0.26
                                                                          ==========            ==========

                       CABOT INDUSTRIAL PROPERTIES, L.P.
                       FUNDS AVAILABLE FOR DISTRIBUTION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                                                            Period from
                                                                                         February 4, 1998
                                                                     Quarter Ended       (Inception) through
                                                                     March 31, 1999       March 31, 1998
                                                                     ---------------     ------------------
               Funds from Operations                                   $  21,300             $  11,300
                   Adjustments:
                        Straightline Rental Income                          (643)                 (396)
                        Amortization of Deferred Financing Costs             164                     6
                        Leasing Commissions and Tenant Improvements       (1,171)                 (551)
                        Building Improvements                               (435)                 (147)
                                                                       ==========            ==========
               Funds Available for Distribution                        $  19,215             $  10,212
                                                                       ==========            ==========

               Funds Available for Distribution per Unit
                         Basic                                         $    0.44             $    0.24
                         Diluted                                       $    0.44             $    0.23
                                                                       ==========            ==========